UNITED STATES
                  SECURITIES AND EXCHANGE COMMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 2001


                   First Consumers National Bank
                   First Consumers Master Trust

   (Exact name of co-registrants as specified in their charter)


Illinois                 333-48860 and     93-0982044
                         333-48860-01

(State of incorporation  (Commission file  (I.R.S. Employer
 of First Consumers       numbers)          Indentification No.
 Master Trust)                              of First Consumers
                                            National Bank)


   9300 S.W. Gemini Drive,
   Beaverton, OR                               97008
  (Address of principal executive offices
   of First Consumers National Bank)          (Zip Code)


                            (800) 876-3262
(First Consumers National Bank telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)



----------------------------------------------------------------------------


Item 5. Other events

On October 15, 2001, First Consumers Credit Card Master Note Trust made available the Monthly Noteholders' Statement for the monthly period beginning September 1, 2001 and ending September 30, 2001, which is attached as
Exhibit 20.1 hereto.



Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 20.1          Monthly Noteholders' Statement



----------------------------------------------------------------------------


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  FIRST CONSUMERS NATIONAL BANK
                                  (Co-Registrant)

Dated: October 22, 2001           By:    /s/ John R. Steele
                                  Name:  John R. Steele
                                  Title: Treasurer


                                  FIRST CONSUMERS MASTER TRUST
                                  (Co-Registrant)

                                  By:    First Consumers National Bank,
                                  as originator of First Consumers
                                  Master Trust

Dated: October 22, 2001           By:    /s/ John R. Steele
                                  Name:  John R. Steele
                                  Title: Treasurer


----------------------------------------------------------------------------



EXHIBIT INDEX

Exhibit No.
20.1    Monthly Noteholder Statement



----------------------------------------------------------------------------